PUTNAM CAPITAL MANAGER TRUST (the "Trust")
               Prospectus Supplement dated December 11, 1996
                     to Prospectuses dated May 1, 1996

PCM Money Market Fund (the "fund"), along with four other Putnam money market funds, has purchased insurance, which, among other things, will insure a fund against a decrease in the value of a security held by it due to default or bankruptcy. Most securities and instruments in which the funds invest, other than U.S. Government securities, are covered by this insurance. The insurance may provide the fund with some protection in the event of a decrease in value of certain of its portfolio securities due to default or bankruptcy, but does not insure or guarantee that the fund will maintain a stable net asset value of $1.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of the date of this supplement, the fund's net assets totaled $421,072,271. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable. The annual cost to the fund of purchasing the insurance is expected to equal approximately 0.02% of the fund's average net assets. This amount is not reflected in the expense information shown in the prospectus under the heading "How the Trust is managed."

                           --------------------

In the section of the prospectus of the Trust entitled "How the Trust is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam Management") who have primary responsibility for the day-to-day management of PCM Global Growth Fund is replaced with the following:

                                    Business experience
                        Year        (at least 5 years)
                        ----        -----------------------------

PCM Global Growth
 Fund

Anthony W. Regan        1996        Employed as an investment
Senior Managing Director            professional by Putnam
                                    Management since 1987.

Carol C. McMullen       1995        Employed as an investment
Managing Director                   professional by Putnam
                                    Management since June, 1995.
                                    Prior to June, 1995, Ms.
                                    McMullen was Senior Vice
                                    President at Baring Asset
                                    Management.

C. Kim Goodwin          1996        Employed as an investment
Senior Vice President               professional by Putnam
                                    Management since May, 1996.
                                    Prior to May, 1996 Ms.
                                    Goodwin was Vice President at
                                    Prudential Mutual Fund
                                    Investment Management, and
                                    prior to February, 1993, Ms.
                                    Goodwin was Assistant Vice
                                    President at Mellon Bank
                                    Corporation.

John K. Storkerson      1992        Employed as an investment
Senior Vice President               professional by Putnam
                                    Management since 1979.

Robert Swift            1996        Employed as an investment
Senior Vice President               professional by Putnam
                                    Management since August,
                                    1995.  Prior to August, 1995,
                                    Mr. Swift was Director and
                                    Senior Portfolio Manager at
                                    IAI International/Hill Samuel
                                    Investment Advisors.

Ami T. Kuan             1996        Employed as an investment
Vice President                      professional by Putnam
                                    Management since April, 1993.
                                    Prior to April, 1993, Ms.
                                    Kuan attended the MIT Sloan
                                    School of Management.


HV-2090                                              29854 12/96
50455